UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 10, 2021 (March 9, 2021)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3993 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market
Public Units, each consisting of one share of Common Stock, $0.0001 par value, and one-half of one Warrant	RMNIU	OTC Pink Current Information Marketplace
Warrants, exercisable for one share of Common Stock, $0.0001 par value	RMNIW	OTC Pink Current Information Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On March 9, 2021, Rimini Street, Inc. (“we,” “us,” “our” or the “Company”) and certain stockholders of the Company (collectively, the “Selling Stockholders”) entered into an underwriting agreement (the “Underwriting Agreement”) with Craig-Hallum Capital Group LLC, as underwriter (the “Underwriter”), relating to the offer and sale of an aggregate of 7,750,000 shares of common stock, par value $0.0001 per share, of the Company, all of which shares are to be issued and sold by the Company, at a public offering price of $7.75 per share. Pursuant to the Underwriting Agreement, the Selling Stockholders granted the Underwriter an option to purchase up to an additional 1,126,500 shares at the public offering price less the underwriting discount. On March 9, 2021, the Underwriter delivered notice of its exercise in full of the option. The offering relating to the shares sold by the Company is being made pursuant to the Registration Statement on Form S-3 (File No. 333-228322) (the “Registration Statement”), including the accompanying prospectus, dated November 21, 2018, and as supplemented by a prospectus supplement dated March 11, 2021, to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the offering relating to the shares sold by the Selling Stockholders is being made pursuant to the Registration Statement on Form S-3 (File No. 333-228320) (the “Resale Registration Statement”), including the accompanying prospectus, dated November 21, 2018, and as supplemented by a prospectus supplement dated March 11, 2021, to be filed with the Commission pursuant to the Securities Act.

The Company expects to receive gross proceeds from the sale of the 7,750,000 shares of approximately $60.0 million and net proceeds of approximately $55.7 million after deducting the underwriting discount and commissions and estimated offering expenses payable by the Company, and intends to use the net proceeds for general corporate purposes, including, but not limited to, potential financing transactions that reduce cost of capital, working capital and other business purposes.

The Company will not receive any proceeds from the sale of any shares by the Selling Stockholders, which will be approximately $8.57 million as the Underwriter has exercised in full the option to purchase up to the additional 1,126,500 shares from the Selling Stockholders, after deducting the underwriting discount and commissions.

The Selling Stockholders are GPIAC, LLC and RMNI InvestCo, LLC (the “GP Selling Stockholders”) and Adams Street 2007 Direct Fund, L.P., Adams Street 2008 Direct Fund, L.P. and Adams Street 2009 Direct Fund, L.P. (the “ASP Selling Stockholders”). Mr. Anthony Bonchristiano is an affiliate of the GP Selling Stockholders and is a member of or our Board of Directors. Mr. Robin P. Murray is a partner of an affiliate of the ASP Selling Stockholders and is a member of our Board of Directors.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and the Selling Stockholders, conditions to closing, indemnification obligations of the Company, the Selling Stockholders and the Underwriter, other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The offering is expected to close on March 11, 2021, subject to customary closing conditions.

ITEM 8.01	OTHER EVENTS
In connection with the offering, Baker & McKenzie LLP issued a legal opinion to the Company relating to the legality of the 7,750,000 shares being offered by the Company, a copy of which is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into both the Registration Statement and the Resale Registration Statement.

On March 9, 2021, the Company issued a press release titled “Rimini Street, Inc. Announces Pricing of its Public Offering of Common Stock.” A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated into this Item 8.01 by reference.

Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may,” “should,” “would,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seem,” “seek,” “continue,” “future,” “will,” “expect,” “outlook” or other similar words, phrases or expressions. All statements pertaining to the Company’s expectations regarding the offering, the sale of securities, ability to complete the offering, expected closing of the offering and expected use of proceeds described in this Current Report on Form 8-K constitute forward-looking statements. These statements are based on various assumptions and on the current expectations of management and are not predictions of actual performance, nor are these statements of historical facts. These statements are subject to a number of risks and uncertainties regarding the Company’s business, and actual results may differ materially. These risks and uncertainties include, but are not limited to, uncertainties associated with market conditions and the completion of the public offering on the anticipated terms or at all, the duration of and economic, operational and financial impacts on the Company’s business of the COVID-19 pandemic, as well as the actions taken by governmental authorities, clients or others in response to the COVID-19 pandemic; catastrophic events that disrupt the Company’s business or that of its current and prospective clients, changes in the business environment in which the Company operates, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which the Company operates; adverse developments in pending litigation or in the government inquiry or any new litigation; the Company’s need and ability to raise additional equity or debt financing on favorable terms and the Company’s ability to generate cash flows from operations to help fund increased investment in the Company’s growth initiatives; the sufficiency of the Company’s cash and cash equivalents to meet its liquidity requirements; the terms and impact of the Company’s outstanding 13.00% Series A Preferred Stock; changes in taxes, laws and regulations; competitive product and pricing activity; difficulties of managing growth profitably; customer adoption of the Company’s recently introduced products and services, including its Application Management Services (AMS), Rimini Street Advanced Database Security, and services for Salesforce Sales Cloud and Service Cloud products, in addition to other products and services the Company expects to introduce in the near future; the loss of one or more members of the Company’s management team; uncertainty as to the long-term value of the Company’s equity securities; and those risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed on March 3, 2021 and the preliminary prospectus supplement related to the public offering and as updated from time to time by other filings by the Company with the Commission. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits.

Exhibit No.	Exhibit Title

5.1	Opinion of Baker McKenzie LLP
10.1	Underwriting Agreement, dated March 9, 2021, among Rimini Street, Inc., the selling stockholders named therein, and Craig-Hallum Group LLC, as underwriter
23.1	Consent of Baker McKenzie LLP (included in Exhibit 5.1)
99.1	Press Release dated March 9, 2021 titled “Rimini Street, Inc. Announces Pricing of its Public Offering of Common Stock”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: March 10, 2021	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: Chief Executive Officer

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